                                                                EXHIBIT 99.2


                        PIROD SHAREHOLDERS VOTING AGREEMENT


     PIROD SHAREHOLDERS VOTING AGREEMENT (this "Agreement"), dated December 22, 1998 by and between ROHN Industries, Inc., a Delaware corporation ("ROHN"), and the stockholders of PiRod Holdings, Inc., a Delaware corporation ("PIROD") listed on Schedule A hereto (the "Shareholders").

     WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below);

     WHEREAS, ROHN and PIROD propose to enter into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") pursuant to which PIROD shall be merged with and into ROHN (the "Merger"), upon the terms and conditions set forth in the Merger Agreement;

     WHEREAS, as of the date hereof, the Shareholders beneficially own PIROD Shares (the "Owned Shares");

     WHEREAS, the Boards of Directors of ROHN and PIROD have adopted resolutions approving the Merger and recommending that ROHN's stockholders and PIROD's stockholders, respectively, vote to approve the Merger;

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, ROHN has required that the Shareholders agree to vote all of the Owned Shares, together with any PIROD Shares acquired after the date hereof, whether upon the exercise of options or warrants, conversion of convertible securities or otherwise (collectively, the "Shares"), on the terms and subject to the conditions provided for in this Agreement;

     NOW, THEREFORE, in consideration of the execution and delivery by ROHN and PIROD of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, and intending to be legally bound hereby, the parties agree as follows:

                                     ARTICLE I

                              VOTING AGREEMENT; PROXY

     SECTION 1.1. VOTING. Each of the Shareholders hereby agrees that, subject to the Voting Conditions set forth below, at any meeting of the stockholders of PIROD, however called, and at every adjournment or postponement thereof, and in any action by written consent of the stockholders of PIROD, it shall (i) appear at the meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, (ii) vote its Shares in favor of the Merger and approval and adoption of the Merger Agreement, (iii) vote its Shares against any action or agreement that would result in a breach in any material respect of any representation, warranty or covenant of PIROD in the Merger Agreement, and
(iv) vote its Shares against any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone or attempt to discourage the Merger, including any other extraordinary corporate transaction, such as a merger, reorganization or liquidation involving PIROD and a third party or any other proposal of a third party to acquire PIROD. The obligation of the Shareholders to vote their Shares pursuant to the preceding sentence is subject to satisfaction of each of the following conditions (the "Voting Conditions"): (x) there shall have been no amendment or modification of (including any waiver of any provision of) the Merger Agreement that is in any manner adverse to the Shareholders or PIROD (unless such amendment or modification has been agreed to in writing by the Shareholders and PIROD) and (y) there shall not have been any action taken, or any statute, rule, regulation, judgment, order or injunction promulgated, enacted, entered or enforced, by any state, federal or foreign government or governmental authority or by any court, domestic or foreign, that makes the vote of the Shares by the Shareholders illegal or otherwise prohibited.

     SECTION 1.2. IRREVOCABLE PROXY. As security for the Shareholders' obligations under Section 1.1 hereof and subject to Section 2.1 hereof, each Shareholder hereby irrevocably constitutes and appoints ROHN as its attorney and proxy pursuant to the provisions of Section 212(c) of the GCL, with full power of substitution and resubstitution, to vote the Shares at any meeting of stockholders of PIROD, however called, or in connection with any action by written consent by the stockholders of PIROD, in each case only as and to the extent provided in clauses (ii), (iii) and (iv) of Section 1.1 hereof; PROVIDED, HOWEVER, that ROHN shall not have the right to vote the Shares unless each of the Voting Conditions shall have been satisfied as of the time of such vote; and PROVIDED, FURTHER, HOWEVER, that in any such vote or other action pursuant to such proxy, ROHN shall not in any event have the right (and such proxy shall not confer the right) to vote against the Merger, to vote to reduce the consideration to be received by the PIROD stockholders or to otherwise amend or modify (or waive any provision of) the Merger Agreement. The proxy granted pursuant to this Section 1.2 shall irrevocably cease and shall be of no further force or effect upon (x) any violation by ROHN of any of the terms of this Agreement or (y) the termination of the Merger Agreement or this Agreement in accordance with its terms. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE, SUBJECT TO THE FOREGOING AND SECTION
2.1 HEREOF, AND COUPLED WITH AN INTEREST. Each Shareholder hereby revokes all other proxies and powers of attorney with respect to the Shares that it may have heretofore appointed or granted and shall take all further actions as may be necessary or desirable to evidence such revocation, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Shareholder with respect thereto, other than as contemplated by Section 1.1 hereof.

                                     ARTICLE II

                                    TERMINATION

     SECTION 2.1. TERMINATION. This Agreement shall terminate on the earlier of (i) the consummation of the Merger or (ii) the termination of the Merger Agreement in accordance with its terms; PROVIDED, HOWEVER, that if the Merger Agreement is terminated by PIROD pursuant to Section 8.1.3(a) thereof as a result of a Takeover Proposal, this Agreement shall not terminate until the 60th day following the date on which notice of such Takeover Proposal was first provided by PIROD to ROHN in accordance with Section 5.1.8 of the Merger Agreement; PROVIDED, FURTHER, that notwithstanding anything to the contrary in this Agreement, the Shareholders shall have the ability, after the Shareholders determine in good faith, after consultation with their legal and financial advisers, that a Takeover Proposal that has not been solicited, initiated or encouraged after the date hereof in violation of clause 4.3(i) herein may reasonably be expected to result in a Superior Proposal, throughout such 60-day period, to confirm to the third party that has made such Takeover Proposal orally or in writing that it intends (subject to such qualifications as the Shareholders deem appropriate) to enter into a voting, tender or other agreement with such Third Party with respect to the Shares upon termination of this Agreement.

     SECTION 2.2. EFFECT OF TERMINATION. In the event of a termination of this Agreement as provided in Section 2.1 hereof, (i) this Agreement and all obligations hereunder (including, without limitation, the obligations of the Shareholders pursuant to Section 1.1 and Article IV hereof and the proxy appointment under Section 1.2 hereof) shall forthwith become void and of no further force or effect and (ii) there shall be no liability or obligation on the part of ROHN or any of the Shareholders or their respective officers, directors or partners hereunder thereafter; PROVIDED, HOWEVER, that nothing herein shall relieve any party from liability for any breach hereof prior to such termination.

                                    ARTICLE III

                           REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF ROHN. ROHN hereby represents and warrants to the Shareholders as follows:

     (a) ORGANIZATION, DUE AUTHORIZATION. ROHN is a corporation duly organized, validly existing and in good standing under the laws of Delaware. ROHN has full corporate power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of ROHN, and no other corporate proceedings on the part of ROHN are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by ROHN and constitutes a valid and binding agreement of ROHN, enforceable against ROHN in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally and general principles of equity.

     (b) NO CONFLICTS. Other than in connection with or in compliance with the provisions of the GCL with respect to the transactions contemplated hereby, the federal securities laws, the securities laws of the various states, the HSR Act and foreign laws, no authorization, consent or approval of, or filing with, any court or any public body or authority is necessary for the consummation by ROHN of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by ROHN will not constitute a breach, violation or default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien or encumbrance upon any of the properties or assets of ROHN under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument to which ROHN is a party or by which its properties or assets are bound, other than breaches, violations, defaults, terminations, accelerations or creation of liens and encumbrances which, in the aggregate, would not materially impair the ability of ROHN to perform its obligations hereunder.

     SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each Shareholder hereby represents and warrants to ROHN as follows:

     (a) ORGANIZATION, DUE AUTHORIZATION. It has been duly formed and is validly existing as a partnership under the laws of the state of Delaware and has the power and authority to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by its general partner, and no other partnership proceedings on its part are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by it and constitutes a valid and binding agreement of it, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally and general principles of equity.

     (b) TITLE; VOTING RIGHTS. It has good and valid title to the Owned Shares and warrants to purchase PIROD Shares shown as owned by it on Schedule A hereto, free and clear of any lien, charge, encumbrance or claim of whatever nature. Except pursuant to this Agreement and the Stockholders Agreement, such Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of such Shares.

     (c) OWNERSHIP OF PIROD SHARES. On the date hereof, it owns, of record or beneficially, the PIROD Shares shown as owned by it on Schedule A hereto. It has sole voting power and sole power of disposition with respect to such Shares, with no restrictions, subject to applicable federal securities laws, on its rights of disposition pertaining thereto except as set forth in
Section 3.2(d) hereof and the Stockholders Agreement.

     (d) NO CONFLICTS. Other than in connection with or in compliance with the provisions of the GCL, the federal securities laws, the NASD, the securities or takeover laws of the various states, the HSR Act and foreign laws, no authorization, consent or approval of, or filing with, any court or any public body or authority is necessary for the consummation by it of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by it will not constitute a breach, violation or default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien or encumbrance upon any of its properties or assets under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument to which it is a party or by which its properties or assets are bound, other than breaches, violations, defaults, terminations, accelerations or creation of liens and encumbrances which, in the aggregate, would not materially impair its ability of to perform its obligations hereunder.

                                     ARTICLE IV

                           COVENANTS OF EACH SHAREHOLDER

     Each Shareholder hereby covenants and agrees as follows:

     SECTION 4.1. RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE. It hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Owned Shares or Shares (other than to another Shareholder who is a party to this Agreement), (ii) grant any proxies, powers of attorney or other authorization or consent, deposit any shares of capital stock of PIROD into a voting trust or enter into a voting agreement with respect to any such Shares or (iii) take any action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling it from performing its obligations under this Agreement.

     SECTION 4.2. ADDITIONAL SHARES. It hereby agrees, while this Agreement is in effect, to promptly notify ROHN in writing in accordance with Section
6.3 hereof of the number of new PIROD Shares acquired by it, if any, after the date hereof and shall provide a certificate to ROHN which shall reaffirm its representations and warranties set forth in Section 3.2 with respect to such additional Shares.

     SECTION 4.3. NO SOLICITATION. It shall, and shall direct officers, partners, employees, representatives and agents to, immediately cease any discussions or negotiations with any parties other than ROHN that may be ongoing with respect to a Takeover Proposal. While this Agreement is in effect, it shall not, and shall not authorize or permit any of its officers, partners or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of them to, directly or indirectly, (i) solicit, initiate or encourage any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal, or (ii) participate in any discussions or negotiations regarding any Takeover Proposal; PROVIDED, HOWEVER, that if, at any time prior to the Effective Time, it determines in good faith, after consultation with its financial and legal advisers, that a Takeover Proposal that has not been solicited, initiated or encouraged after the date hereof in violation of clause (i) above may reasonably be expected to result in a Superior Proposal, it and PIROD may (x) furnish information with respect to PIROD and its subsidiaries to the third party that has made such Takeover Proposal (and to any investment banker, financial advisor, attorney, accountant or other representative retained by such party) pursuant to a customary and reasonable confidentiality agreement and (y) participate in negotiations regarding such Takeover Proposal.

     SECTION 4.4. NO APPRAISAL RIGHTS; OTHER STOCKHOLDERS. Each Shareholder hereby agrees, while this Agreement is in effect, that it will not exercise any appraisal rights to which it may be entitled under the GCL with respect to the Merger. Each Shareholder agrees to use its commercially reasonable best efforts to cause each other stockholder of PIROD not a party to this Agreement to vote in favor of the Merger and approval and adoption of the Merger Agreement at any meeting of stockholders of PIROD or in any action by written consent of the stockholders of PIROD.

                                     ARTICLE V

                                  OTHER AGREEMENTS

     SECTION 5.1. FURTHER ASSURANCES. From time to time, at the request of ROHN or any Shareholder, and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective the transactions contemplated by Article I of this Agreement.

     SECTION 5.2. PUBLIC ANNOUNCEMENTS. Each of ROHN and the Shareholders agrees that it will not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; PROVIDED, HOWEVER, that such disclosure can be made without obtaining such prior consent if (i) the disclosure is required by law or by obligations imposed pursuant to any agreement with the NASD and (ii) the party making such disclosure has first used its commercially reasonable best efforts to consult with the other party about the form and substance of such disclosure.

                                     ARTICLE VI

                                   MISCELLANEOUS

     SECTION 6.1. NON-SURVIVAL. The respective representations and warranties made herein shall terminate upon the termination of this Agreement.

     SECTION 6.2. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Except for the UNR Asbestos-Disease Claims Trust, whom the parties agree is a third party beneficiary of this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     SECTION 6.3. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed do have been duly received if so given) by hand delivery, telegram, telex or telecopy, by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as

Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

     To the Shareholders as follows:

          Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts  02116
          Attention:  Paul Spinale
                      Principal

     Copy to:

          James L. Learner, Esq.
          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois  60601

     To ROHN:

          ROHN Industries, Inc.
          6718 West Plank Road
          Peoria, Illinois  61604
          Attention:  General Counsel

     Copy to:

          Bell, Boyd & Lloyd
          Three First National Plaza
          70 West Madison Street
          Chicago, Illinois  60602
          Attention:  Victor E. Grimm

     SECTION 6.4. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws of the State of Delaware or any other jurisdiction that, in either case, would call for the application of the substantive laws of any jurisdiction other than Delaware. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, and consents to service of process by notice as provided in this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Delaware. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 6.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     SECTION 6.6. DESCRIPTIVE HEADINGS. The descriptive headings used hereby are inserted for convenience of reference only and are not intended to be part of or to effect the meaning or interpretation of this Agreement.

     SECTION 6.7. SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     IN WITNESS WHEREOF, ROHN and the Shareholders have caused this Agreement to be duly executed as of the day and year first above written.


                                        ROHN INDUSTRIES, INC.

                                        By   /s/  Brian B. Pemberton
                                          -------------------------------------
                                           Name:  Brian B. Pemberton
                                           Title: President

                                    SCHEDULE A


                                                         Number and Class of PIROD                 Number and Class of PIROD
                                                         Shares Beneficially Owned                Shares Subject to Warrants
                                                         (excluding warrant shares)               --------------------------
                                                         -------------------------
BAIN CAPITAL FUND V, L.P.                                88,289 of Class A-1 Common                          None
                                                          9,810 of Class L Common
By   Bain Capital Partners V, L.P.,
     its general partner

     By   Bain Capital Investors V, Inc.
          its general partner

     By    /s/ Paul Spinale
        ----------------------------------
        Title: Managing Director


BAIN CAPITAL FUND V-B, L.P.                             232,099 of Class A-2 Common                          None
                                                          25,789 of Class L Common
By   Bain Capital Partners V, L.P.,
     its general partner

     By   Bain Capital Investors V, Inc.,
          its general partner

     By   /s/ Paul Spinale
        ----------------------------------
        Title: Managing Director


BCIP ASSOCIATES                                          36,315 of Class A-3 Common                          None
                                                          4,774 of Class L Common
     By   /s/ Paul Spinale
        ----------------------------------
        Title: a general partner


BCIP TRUST ASSOCIATES, L.P.                              23,831 of Class A-3 Common               54 Shares of Class L Common
                                                          1,854 of Class L Common
     By   /s/ Paul Spinale
        ----------------------------------
        Title: a general partner

BAIN CAPITAL V MEZZANINE FUND, L.P.                      28,420 of Class A-4 Common                 3,158 of Class L Common

By   Bain Capital V Mezzanine Partners,
     L.P.,
     its general partner

     By   Bain Capital Investors V, Inc.
          its general partner

     By   /s/ Paul Spinale
        ----------------------------------
        Title: Managing Director


BCM CAPITAL PARTNERS, L.P.                               20,653 of Class A-5 Common                 2,295 of Class L Common

By   Bain Capital V Mezzanine Partners,
     L.P,
     its general partner

     Bain Capital Investors V, Inc.,
     its general partner

     By   /s/ Paul Spinale
        ----------------------------------
        Title: Managing Director